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           Incorporated under the Laws of the State of North Dakota


NUMBER                              [LOGO]                               SHARES

                               SPF ENERGY, INC.
                                 COMMON STOCK
                                PAR VALUE $0.01

THIS CERTIFIES THAT STOCKHOLDER NAME IS THE OWNER OF ONE SHARE OF THE COMMON SHARES OF SPF ENERGY, INC., TRANSFERABLE ONLY ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.

THESE FULLY PAID AND NON-ASSESSABLE COMMON SHARES ARE SUBJECT TO ALL THE PROVISIONS OF THE ARTICLES OF INCORPORATION AND THE BY-LAWS OF THE CORPORATION.

IN WITNESS WHEREOF, THE SAID CORPORATION HAS CAUSED THE CERTIFICATE TO BE SIGNED BY ITS DULY AUTHORIZED OFFICERS THIS ____ DAY OF ______________, 20___




____________________________________      _____________________________________
      Jeff Farstad, Chairman                Bruce A Hest, Secretary/Treasurer

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"THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER
THE SECURITIES ACT OF 1933. THESE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE MADE SUBJECT TO A SECURITY INTEREST, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER THE SECURITIES ACT OF 1933 OR AN OPINION OF COUNSEL FOR SPF ENERGY, INC. THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR ANY APPLICABLE SECURITIES ACT OF ANY STATE."


                                     STOCK
                                 CERTIFICATE 1


                                       1
                                   SHARES OF
                                 COMMON STOCK


                               STOCKHOLDER NAME


                               __________, 20__


FOR VALUE RECEIVED, ___________ HEREBY SELL, ASSIGN AND TRANSFER UNTO _______________________________ THE SHARES OF COMMON STOCK OF SPF ENERGY, INC. REPRESENTED BY THE WITHIN CERTIFICATE AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT _____________________________________________ TO
TRANSFER THE SAID STOCK ON THE BOOKS OF SPF ENERGY, INC. WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED _______________, 20_____.

BY:


______________________________

IN THE PRESENCE OF:


______________________________